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                                                       EXHIBIT 23.1
                                                       ------------


                        CONSENT OF STEARNS WEAVER MILLER
                      WEISSLER ALHADEFF & SITTERSON, P.A.


     We hereby consent to the inclusion of our opinion letter as an exhibit to the Registration Statement on Form S-8 of BankAtlantic Bancorp, Inc. and to any references to this firm in such registration statement and in the documents incorporated therein by reference.




                                             STEARNS WEAVER MILLER WEISSLER
                                             ALHADEFF & SITTERSON, P.A.


Miami, Florida
June 12, 1998


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                                                       EXHIBIT 23.2
                                                       ------------



                              ACCOUNTANT'S CONSENT




The Board of Directors
BankAtlantic Bancorp, Inc.


     We consent to the use of our report incorporated herein by reference.


                                             KMPG PEAT MARWICK LLP


Fort Lauderdale, Florida
June 10, 1998